Exhibit 10.2
EXECUTION COPY
THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED LOAN AGREEMENT
     THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is executed and entered into as of March 30, 2007, by and among ASTA FUNDING ACQUISITION I, LLC, a Delaware limited liability company, ASTA FUNDING ACQUISITION II, LLC, a Delaware limited liability company, PALISADES COLLECTION, L.L.C., a Delaware limited liability company, PALISADES ACQUISITION I, LLC, a Delaware limited liability company, PALISADES ACQUISITION II, LLC, a Delaware limited liability company, PALISADES ACQUISITION IV, LLC, a Delaware limited liability company, PALISADES ACQUISITION V, LLC, a Delaware limited liability company, PALISADES ACQUISITION VI, LLC, a Delaware limited liability company, PALISADES ACQUISITION VII, LLC, a Delaware limited liability company, PALISADES ACQUISITION VIII, LLC, a Delaware limited liability company, PALISADES ACQUISITION IX, LLC, a Delaware limited liability company, PALISADES ACQUISITION X, LLC, a Delaware limited liability company, CLIFFS PORTFOLIO ACQUISITION I, LLC, a Delaware limited liability company, SYLVAN ACQUISITION I, LLC, a Delaware limited liability company, and OPTION CARD, LLC, a Colorado limited liability company (sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower”); ASTA FUNDING, INC., a Delaware corporation, COMPUTER FINANCE, LLC, a Delaware limited liability company, ASTAFUNDING.COM, LLC, a Delaware limited liability company, ASTA COMMERCIAL, LLC, a Delaware limited liability company, and VATIV RECOVERY SOLUTIONS, LLC, a Texas limited liability company (collectively, “Guarantor”); ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking corporation (“IDB”), as collateral agent for itself and the lenders signatory hereto from time to time (together with any successor collateral agent appointed pursuant to Section 9.7, the “Collateral Agent”), as administrative agent (together with any successor administrative agent appointed pursuant to Section 9.7, the “Administrative Agent”, and together with the Collateral Agent, the “Agents”), and as co-lead arranger; MERRILL LYNCH CAPITAL, a Division of Merrill Lynch Business Financial Services Inc. (“Merrill Lynch”), as co-lead arranger and as co-administrative agent; and the Lenders (as defined below).
RECITALS:
     A. Borrowers and Guarantor (collectively, the “Credit Parties”), along with Administrative Agent and Lenders entered into a certain Fourth Amended and Restated Loan and Security Agreement dated as of July 11, 2006 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”). All capitalized terms used in this Amendment, unless specifically defined herein, shall have the meanings attributed to them in the Credit Agreement.
     B. The Credit Parties have requested that the Lenders amend certain terms of the Credit Agreement, pursuant to the terms of this Amendment.
AGREEMENT:
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, Administrative Agent and Lenders agree as follows:

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SECTION 1. ACCURACY OF RECITALS.
     The Credit Parties acknowledge, represent, warrant and agree that the Recitals stated above are true and complete in all respects.
SECTION 2. MODIFICATION.
     2.1 Temporary Overadvance. The Lenders and Credit Parties acknowledge and agree that the Temporary Overadvance, provided pursuant to the terms of the First Amendment to Fourth Amended and Restated Loan Agreement dated as of February 16, 2007, was to be fully reduced to zero on or before April 17, 2007. The Lender and Credit Parties agree that the Temporary Overadvance shall be increased to $16,000,000 as of March 30, 2007. The Credit Parties agree that the Temporary Overadvance shall be reduced to zero on or before May 17, 2007.
     2.2 Increase in Interest Rate. The Lenders and Credit Parties acknowledge and agree that, notwithstanding the provisions of Section 1.4 of the Loan Agreement, Borrowers shall pay interest from March 30, 2007 at the following rates: (a) the Base Rate for Base Rate Loans and (b) the applicable LIBOR Rate plus 275 basis points for LIBOR Loans. The foregoing rates shall remain in effect until such time as the Applicable Margins are subject to adjustment pursuant to Section 1.4 following delivery of Borrower’s quarterly unaudited or annual audited Financial Statements evidencing a need for an adjustment
     2.3 No Other Modifications. Except as otherwise specifically modified by this Amendment, all terms, conditions, covenants, rights, duties, obligations and liabilities of the Credit Parties under the Credit Agreement remain in full force and effect and unmodified.
SECTION 3. REPRESENTATIONS AND WARRANTIES.
     The execution and delivery of this Amendment and the documents and instruments contemplated by this Amendment have been duly authorized by all requisite action by or on behalf of the members of the Credit Parties.
SECTION 4. COVENANTS.
     4.1 This Amendment shall be governed by the terms and provisions of the Credit Agreement.
     4.2 In the event of a conflict between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall govern and control.
     4.3 The Credit Parties hereby confirm and agree that the terms, conditions, covenants, guaranties, assurances, promises and provisions contained in the Loan Documents to which each is a party remain in full force and effect without amendment or modification as a result of this Amendment and that the obligations, liabilities and duties of the Credit Parties remain unimpaired as a result of this Amendment and are in full force and effect.
SECTION 5. BINDING EFFECT.
     The Credit Agreement as modified herein shall be binding upon and shall inure to the benefit of the members of the Credit Parties and their successors and assigns.
SECTION 6. COUNTERPART EXECUTION; FACSIMILES.
     This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document. Signatures may be

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exchanged by facsimile, with the original signature to follow. Each party to this Amendment agrees to be bound by its own faxed signature and to accept the faxed signature of the other parties to this Amendment.
[SIGNATURES PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:	ASTA FUNDING ACQUISITION I, LLC
ASTA FUNDING ACQUISITION II, LLC
PALISADES COLLECTION, L.L.C.
CLIFFS PORTFOLIO ACQUISITION I, LLC
PALISADES ACQUISITION I, LLC
PALISADES ACQUISITION II, LLC
PALISADES ACQUISITION IV, LLC
PALISADES ACQUISITION V, LLC
PALISADES ACQUISITION VI, LLC
PALISADES ACQUISITION VII, LLC
PALISADES ACQUISITION VIII, LLC
PALISADES ACQUISITION IX, LLC
PALISADES ACQUISITION X, LLC
SYLVAN ACQUISITION I, LLC
OPTION CARD, LLC

	By: Name:	/s/ Mitchell Cohen Mitchell Cohen
	Title:	Manager

GUARANTORS:	ASTA FUNDING, INC.

	By:	/s/ Mitchell Cohen
	Name:	Mitchell Cohen
	Title:	Chief Financial Officer

COMPUTER FINANCE, LLC
ASTAFUNDING.COM, LLC
ASTA COMMERCIAL, LLC
VATIV RECOVERY SOLUTIONS, LLC

	By:	/s/ Mitchell Cohen

	Name:	Mitchell Cohen
	Title:	Manager

AGENT:	ISRAEL DISCOUNT BANK OF NEW YORK,
as Administrative Agent, Collateral Agent and
Co-Lead Arranger

	By: Name:	/s/ Robert J. Fainelli Robert J. Fainelli
	Title:	First Vice President

	By: Name:	/s/ Jeffrey S. Ackerman Jeffrey S. Ackerman
	Title:	Senior Vice President

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.,
as Co-Administrative Agent and Co-Lead Arranger

By: Name:	/s/ Patrick McCarthy Patrick McCarthy
Title:	Vice Present

LENDERS:	ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

	By: Name:	/s/ Robert J. Fainelli Robert J. Fainelli
	Title:	First Vice President

	By: Name:	/s/ Jeffrey S. Ackerman Jeffrey S. Ackerman
	Title:	Senior Vice President

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Lender

By:	/s/ Patrick McCarthy

Print Name:	Patrick McCarthy
Print Title:	Vice President

HARRIS N.A., as Lender

By:	/s/ Robert Bomben

Print Name:	Robert Bomben
Print Title:	Director

BANK LEUMI USA, as Lender

By:	/s/ Mary Ellen Bianco

Print Name:	Mary Ellen Bianco
Print Title:	Vice President

THE BERKSHIRE BANK, as Lender

By:	/s/ Ira A. Mermelstein

Print Name:	Ira A. Mermelstein
Print Title:	Vice President

HSBC BANK USA, N.A., as Lender

By:	/s/ Richard J. Eljas

Print Name:	Richard J. Eljas
Print Title:	Vice President

SIGNATURE BANK, as Lender

By:	/s/ Thomas J. D’Antone

Print Name:	Thomas J. D’Antone
Print Title:	Senior Lender & Senior Vice President